SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      FEDERATED HIGH INCOME BOND FUND, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------

                               FEDERATED HIGH INCOME BOND FUND, INC.

PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Federated High Income Bond Fund, Inc. (the "Fund") will hold a special meeting of shareholders on November 18, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. As a shareholder, you have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?

The proposals include the election of Directors and changes to the Fund's fundamental investment policies. The Board also recommends an amendment to the Articles of Incorporation.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF DIRECTORS?

The Fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Fund, if applicable.

WHY ARE THE FUND'S "FUNDAMENTAL POLICIES" BEING CHANGED OR ELIMINATED?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Fund's operations.

By reducing the number of "fundamental policies," the Fund may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Fund's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o    eliminate   fundamental  policies  that  are  no  longer  required  by  the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Fund and their shareholders. The Board believes that the proposed changes will be applied responsibly by the Fund's investment adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES?"

As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Fund's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

WHY IS THE BOARD RECOMMENDING AN AMENDMENT TO THE ARTICLES OF INCORPORATION?

The Articles organizing the Fund were prepared many years ago. Since then, developments in the investment company industry and changes in the law have resulted in many improvements. The Board is recommending a change to the Articles of Incorporation that permits the Fund to benefit from these developments.

    HOW DO I VOTE MY SHARES?

You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. IF YOU SIGN AND RETURN THE PROXY CARD WITHOUT INDICATING A PREFERENCE, YOUR VOTE WILL BE CAST "FOR" ALL THE PROPOSALS. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call  your   Investment   Professional   or  a  Federated   Client  Service
Representative. Federated's toll-free number is 1-800-341-7400.

     After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.
                                   DEFINITIVE

                      FEDERATED HIGH INCOME BOND FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 18, 1999

     A special meeting of the shareholders of Federated High Income Bond Fund, Inc. (the "Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on November 18, 1999 to consider proposals:

                  (1) To elect six Directors.

                  (2) To make changes to the Fund's fundamental investment policies:

                      (a) To amend the Fund's fundamental investment policy regarding diversification;

                      (b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities;

                      (c) To amend the Fund's fundamental investment policy regarding investments in real estate;

                      (d) To amend the Fund's fundamental investment policy regarding investments in commodities;

                      (e) To amend the Fund's fundamental investment policy regarding underwriting securities;

                      (f) To amend the Fund's fundamental investment policy regarding lending by the Fund;

                      (g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry;

                      (h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin;

                      (i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding investing in securities of other investment companies;

                      (j) To make non-fundamental the Fund's fundamental investment policies relating to investing in fixed-income and corporate debt securities;

                      (k) To make non-fundamental the Fund's fundamental investment policy relating to investing in equity securities; and

                      (l) To amend, and to make non-fundamental, the Fund's fundamental investment policy relating to temporary investments.

                  (3) To eliminate certain of the Fund's fundamental investment policies:

                      (a) To remove the Fund's fundamental investment policy regarding selling securities short;

                      (b) To remove the Fund's fundamental investment policy on investing in oil, gas and minerals;

                      (c) To remove the Fund's fundamental investment policy on investing in securities of new issuers;

                      (d) To remove the Fund's fundamental investment policy on investing in issuers whose securities are owned by officers and Directors;

                      (e) To remove the Fund's fundamental investment policy on investing for the purpose of exercising control;

                      (f) To remove the Fund's fundamental investment policy on dealing in puts and calls;

                      (g) To remove the Fund's fundamental investment policy on investing in foreign securities; and

                      (h) To remove the Fund's fundamental investment policy relating to short-term trading and portfolio turnover.

                  (5) To approve an amendment to and a restatement of the Fund's
                      Articles of Incorporation to permit the Board of Directors to liquidate assets of the Fund or a class without seeking shareholder approval to the extent permitted under Maryland law.

                      To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed September 7, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                       By Order of the Board of Directors,

                                       John W. McGonigle
                                       Secretary

September 24, 1999

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING...........................4

ELECTION OF SIX DIRECTORS......................................................4

ABOUT THE ELECTION OF DIRECTORS................................................5

DIRECTORS STANDING FOR ELECTION................................................5

NOMINEE NOT PRESENTLY SERVING AS A DIRECTOR....................................7

APPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT

    POLICIES...................................................................7

APPROVAL OF THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT
    POLICIES..................................................................15

APPROVAL OF AN AMENDMENT TO AND A RESTATEMENT OF THE FUND'S

    ARTICLES OF INCORPORATION.................................................19

INFORMATION ABOUT THE FUND....................................................20

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING.............................20

SHARE OWNERSHIP OF THE DIRECTORS..............................................21

DIRECTOR COMPENSATION.........................................................21

OFFICERS AND INCUMBENT DIRECTORS OF THE FUND..................................23

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY..................26

                                   DEFINITIVE

                                 PROXY STATEMENT

                      FEDERATED HIGH INCOME BOND FUND, INC.

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

        The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

            The Board has reviewed both the proposed changes recommended in the investment policies of the Fund and the amendment to the Articles of Incorporation, and has approved them, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about September 24, 1999, to shareholders of record at the close of business on September 7, 1999 (the "Record Date"). On the Record Date, the Fund had outstanding 222,215,949 shares of common stock.

        The Fund's annual report, which includes audited financial statements for the Fund for the fiscal year ended March 31, 1999, was previously mailed to shareholders. The Fund will promptly furnish, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund's annual report. Requests for an annual report for the Fund may be made by writing to the Fund's principal executive offices or by calling the Fund. The Fund's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Fund's toll-free telephone number is 1-800-341-7400.

                     PROPOSAL #1: ELECTION OF SIX DIRECTORS

         The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Directors of the Fund. All Nominees, with the exception of Mr. Constantakis, are presently serving as Directors. If elected by shareholders, it is anticipated that Mr. Constantakis will assume his duties as a Director on January 1, 2000. Please see "ABOUT THE ELECTION OF DIRECTORS" below for current information about the Nominees, and "OFFICERS AND INCUMBENT DIRECTORS OF THE FUND" in this Proxy Statement for information about the Directors who have previously been elected by shareholders. Except as noted in this Proxy Statement, it is anticipated that each of the incumbent Directors will continue to serve as a Director following the Special Meeting.

     Messrs. Bigley and Murray were appointed Directors on November 15, 1994 and February 14, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Cunningham, Mansfield and Walsh were appointed Directors on January 1, 1999, also to fill vacancies resulting from the decision to expand the size of the Board. Mr. Constantakis is being proposed for election as a Director also as a result of the decision to expand the size of the Board.

        All Nominees have consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director is by a plurality of the votes cast by shareholders of the Fund at the Special Meeting. The six individuals receiving the greatest number of votes at the Special Meeting will be deemed to be elected Directors.

        If any Nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as a Director who is an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an "interested person" shall be made by a majority of the Directors who are not "interested persons" of the Fund. The Board has no reason to believe that any Nominee will become unavailable for election as a Director.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

              VOTE TO ELECT AS DIRECTORS THE NOMINEES FOR ELECTION

                      TO THE BOARD OF DIRECTORS OF THE FUND

ABOUT THE ELECTION OF DIRECTORS

        Maryland law does not require the election of the Fund's Directors each year, and shareholders should anticipate that, prior to election of successor Directors, incumbent Directors will hold office during the lifetime of the Fund, except that: (a) any Director may resign; (b) any Director may be removed by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (c) any Director who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Directors; and (d) a Director may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Fund. In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.

         Set forth below is a listing of: (i) Directors standing for election, and (ii) the Nominee standing for election who is not presently serving as a Director, along with their addresses, birth dates, present positions with the Fund, if applicable, and principal occupations during the past five years:

DIRECTORS STANDING FOR ELECTION

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birth date:  February 3, 1934

Director

         Director or Trustee of the Federated Fund Complex; Director, Member of the Executive Committee, Children's Hospital of Pittsburgh; Director, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management); Director and Member of Executive Committee, University of Pittsburgh.

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birth date:  March 5, 1943

Director

         Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly, Director, Redgate Communications and EMC Corporation (computer storage systems). Previous
Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

CHARLES F. MANSFIELD, JR.

80 South Road
Westhampton Beach, NY

Birth date:  April 10, 1945

Director

         Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Sector, Chase Manhattan Bank; Senior Vice President, Marine Midland Bank; Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birth date:  December 20, 1932

Director

          Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: Dean and Professor of Law, University of Pittsburgh; Dean and Professor of Law,

Villanova University School of Law.

JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birth date:  November 28, 1957

Director

         Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc.(distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly, Vice President, Walsh & Kelly, Inc.



NOMINEE NOT PRESENTLY SERVING AS A DIRECTOR

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA

Birth date:  September 3, 1939

     Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

                        APPROVAL OF CHANGES TO THE FUND'S

                         FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION TO PROPOSALS #2(A) TO #2(L) AND #3(A) TO #3(H).

        The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Fund to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Fund's investment adviser.

        After the Fund was formed in 1977, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Fund is subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Directors have authorized the submission to the Fund's shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Fund's fundamental policies.

        The proposed amendments would:

(i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

(ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

(iii)eliminate those fundamental policies that are no longer required by the securities laws of the various states.

        By reducing the number of policies that can be changed only by shareholder vote, the Directors believe that the Fund would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.



                              FUNDAMENTAL POLICIES                NON-FUNDAMENTAL POLICIES

Who must approve  changes in  Board   of    Directors    and      Board of Directors
the policies?                 shareholders

How  quickly can a change in  Fairly  slowly,  since  a vote      Fairly  quickly,   because  the
the policies be made?         of shareholders is required         change can be  accomplished  by
                                                                  action    of   the   Board   of
                                                                  Directors

What  is the  relative  cost  Costly  to  change  because  a      Less  costly to change  because
to change a policy?           shareholder    vote   requires      a  change  can be  accomplished
                              holding    a    meeting     of      by   action  of  the  Board  of
                              shareholders                        Directors


        The recommended changes are specified below. Each Proposal will be voted on separately, and the approval of each Proposal for the Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING" below.)

DESCRIPTION OF PROPOSED CHANGES

        The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Fund to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. THE PROPOSED STANDARDIZED CHANGES WILL NOT AFFECT THE FUND'S INVESTMENT OBJECTIVE. ALTHOUGH THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES WILL ALLOW THE FUND GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE BOARD OF DIRECTORS OF THE FUND DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL RESULT AT THIS TIME IN A MATERIAL CHANGE IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH INVESTMENT IN THE FUND. NOR DOES THE BOARD OF DIRECTORS ANTICIPATE THAT THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT POLICIES WILL, INDIVIDUALLY OR IN THE AGGREGATE, CHANGE MATERIALLY THE MANNER IN WHICH THE FUND IS MANAGED.

        The following is the text and a summary description of the proposed changes to the Fund's fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Directors at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

        Presently, if the Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy.

This policy will continue to apply for any of the proposed changes that are approved.

                PROPOSAL #2: APPROVAL OF AMENDMENTS TO THE FUND'S

                         FUNDAMENTAL INVESTMENT POLICIES

           PROPOSAL #2(A): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT

                        POLICY REGARDING DIVERSIFICATION

        Under the 1940 Act, the Fund's policy relating to the diversification of its investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

        The Fund's present policy regarding diversification states:

        "The Fund will not purchase the securities of any issuer (except cash and cash instruments and securities issued by the United States Government, its agencies and instrumentalities or instruments secured by these money market instruments such as repurchase agreements) if as a result more than 5% of its total assets would be invested in the securities of such issuer."

        In order to afford the Fund's investment adviser maximum flexibility in managing the Fund's assets, the Directors propose to amend the Fund's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. The restated policy complies with the U.S. Securities and Exchange Commission's (the "SEC" or the "Commission") general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers that are excluded from the 5% limitation. Upon approval of the Fund's shareholders, the fundamental investment policy governing diversification for the Fund will be amended as follows:

        "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #2(B): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY

             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

        The 1940 Act requires a fund to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund prior to the rights of shareholders.

        Shareholders of the Fund are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Fund's current policy states:

        "The Fund will not issue senior securities. The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the value of its total assets (except to meet redemption requests as discussed below) taken at the lower of cost or market. In order to meet redemption requests without immediately selling any portfolio securities, the Fund may borrow an amount up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). If due to market fluctuations or other reasons the value of the Fund's assets falls below 300 percent of its borrowings, the Fund will reduce its borrowings within three business days. Borrowings will not be secured by more than 10 percent of the value of its total assets at the time of providing such security. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is termed to be inconvenient or disadvantageous."

SENIOR SECURITIES-GENERALLY. A "senior security" is an obligation of a mutual fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

        SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

BORROWING-GENERALLY. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow a fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

            The borrowing restrictions of the Fund permit borrowing only as a temporary, extraordinary or emergency measure. The proposed investment policy would provide greater flexibility, and would permit the Fund to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. If the new policy is approved by shareholders, the Fund does not presently anticipate changing its current practices relating to borrowing money and issuing senior securities. As a matter of operating policy, the Fund does not presently intend to engage in leveraging.

        Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities for the Fund will state:

        "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(C): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

        Under the 1940 Act, the Fund's policy concerning investments in real estate must be fundamental. The Fund currently has a fundamental investment policy prohibiting the purchase or sale of real estate that states:

        "The Fund will not purchase or sell real estate, but this shall not prevent the Fund from investing in marketable securities secured by real estate or interests therein or marketable securities of companies which invest or deal in real estate."

            The proposed fundamental investment policy will not permit the Fund to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Fund to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objective and policies. If the new policy is approved by shareholders, the Fund does not presently anticipate changing its practices relating to investing in real estate.

     Upon shareholder approval, the fundamental investment policy of the Fund governing investments in real estate will state:

        "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(D): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

          Under the 1940 Act, the Fund's policy concerning investments in commodities must be fundamental. The Fund is currently subject to a fundamental restriction prohibiting the purchase or sale of commodities and commodity contracts that states:

        "The Fund will not purchase or sell commodities or commodity contracts, although it may invest in the marketable securities of companies which invest in or sponsor such programs."

        Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

            The Fund does not currently have a policy providing for investment in financial futures contracts and related options. The proposed policy would provide appropriate flexibility for the Fund to invest in financial futures contracts and related options in the future. As proposed, the policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes. Using financial futures instruments can involve substantial risks, and would be utilized only if the Fund's investment adviser determined that such investments are advisable and such practices were disclosed in the Fund's prospectuses or statement of additional information. Gains or losses on investments in financial futures instruments depend on the direction of securities prices, interest rates and other economic factors, and losses from engaging in these types of transactions are potentially unlimited. At the present time, the Fund does not intend to engage in these activities beyond what is disclosed in the Fund's current prospectus. As a matter of non-fundamental operating policy, for purposes of the proposed fundamental policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

        Upon shareholder approval, the standardized fundamental investment policy governing investments in commodities for the Fund will state:

        "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #2(E): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT

                    POLICY REGARDING UNDERWRITING SECURITIES

        Under the 1940 Act, the Fund's policy relating to underwriting is required to be fundamental. The Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers that states:

        "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

        A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

        Upon shareholder approval, the fundamental investment policy concerning underwriting by the Fund will state:

        "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

This does not constitute a substantive change in the Fund's fundamental policy. Rather, it reflects a restatement to the standardized language now to be used by the Federated Funds, and is submitted to shareholders for approval as a result of the 1940 Act's requirements.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #2(F): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY

                          REGARDING LENDING BY THE FUND

     Under  the  1940  Act,  the  Fund's  policy  concerning   lending  must  be
fundamental. The Fund currently is subject to a fundamental investment policy limiting its ability to make loans that states:

        "The Fund will not make loans, except through the purchase or holding of securities in accordance with the Fund's investment objective, policies and limitations and except through repurchase agreements. The purchase of a portion of an issue of such securities distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan. The Fund will not enter into repurchase agreements with securities dealers if such transactions constitute the purchase of an interest in such dealer under applicable law. Lending portfolio securities shall be permitted where the borrower of such securities provides 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the Fund retains the right to any dividends or interest or other distributions paid on them and any increase in their market value. Loans shall be subject to termination at the option of the Fund or the borrower."

        In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental investment policy specifically permits such investments. In addition, the Fund's fundamental policy permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a fund in connection with such a transaction is then invested to provide the fund with additional income it might not otherwise have.

        Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Fund currently is subject. In addition, securities on loan cannot generally be sold until the term of the loan is over.

        Upon approval of the Fund's shareholders, the fundamental investment policy governing the lending of assets by the Fund will state:

        "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(G): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

        Under the 1940 Act, the Fund's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

        The Fund currently is subject to a fundamental investment policy prohibiting it from concentrating its investments in a single industry. This policy provides:

        "The Fund will not purchase securities if as a result of such purchase more than 25% of the value of the Fund's assets would be invested in any one industry. However, the Fund may at times invest more than 25% of the value of its assets in cash or cash items (including bank time and demand deposits such as certificates of deposit), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements, for temporary or defensive purposes."

        Upon the approval by the Fund's shareholders, the fundamental investment policy governing concentration for the Fund will provide:

           "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

        The Fund's Board has also approved a related non-fundamental investment policy for the Fund, which will be adopted if the new fundamental policy is approved by shareholders. This policy provides that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(H):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUND'S
FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

        The Fund is not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Fund's existing fundamental policy be replaced with a non-fundamental restriction. The Fund's current policy provides:

     "The Fund will not purchase any securities on margin, except for such credits as are necessary for the clearance of transactions."

        The proposed non-fundamental policy makes some changes in wording from the existing fundamental restriction, and contemplates that the Fund may engage in the same types of transactions as it is presently authorized to do. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, the Fund would become subject to the following non-fundamental policy:

        "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

        This does not constitute a substantive change in the Fund's fundamental policy. Rather, it reflects a restatement to the standardized language now to be used by the Federated Funds, and is submitted to shareholders for approval as a result of the 1940 Act's requirements.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #2(I): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S

         FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN SECURITIES

                          OF OTHER INVESTMENT COMPANIES

        The Fund currently has a fundamental investment policy that governs its investments in the securities of other investment companies that states:

        "The Fund will not purchase securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition."

        The Fund's investment adviser believes, and the Board has concluded, that this prohibition unnecessarily limits the Fund's investments in securities of other investment companies. Amending this policy would expand the investment opportunities available to the Fund by allowing the Fund more flexibility to invest in the securities of other investment companies in seeking to achieve the Fund's investment objective.

        Investments in other investment companies are limited under the 1940 Act and, in the case of the Fund, by an exemptive order issued by the Commission (the "Order"). The 1940 Act and the Order limit both the portion of the Fund's assets which may be so invested in a particular fund, and the percentage of such a fund which may be owned by the Fund. Normally, each investment company in which the Fund invests will have its own operating expenses, including advisory fees. It is expected that the other duplicative expenses are justified by the benefit of having access to the markets in which such mutual fund invests, or in the investment techniques or advisers of the mutual fund.

        If shareholders approve this item, the new operating policy for the Fund will read as follows:

           "The Fund may invest its assets in securities of other investment companies, including securities of affiliated investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

         PROPOSAL #2(J): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL

            INVESTMENT POLICIES RELATING TO INVESTING IN FIXED-INCOME

                          AND CORPORATE DEBT SECURITIES

        The Fund currently is subject to fundamental investment policies pertaining to its investing in fixed-income and corporate debt securities. These policies state that:

        "The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of professionally managed fixed-income securities. Some of these fixed-income securities may involve equity features. Capital growth will be considered but only when consistent with the investment objective of high current income.

        "Fixed-income securities include preferred stocks and all types of debt obligations, such as bonds, debentures, convertible securities, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, certificates of deposit, commercial paper and obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (including obligations secured by such instruments such as repurchase agreements).

        "Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit)."

        These investment policies were initially adopted as fundamental policies. However, the Fund is not required under the 1940 Act to have such fundamental policies. Accordingly, to maximize the Fund's investment flexibility, it is proposed that the Fund's existing fundamental policies be replaced with identical non-fundamental policies. Establishing the policies as non-fundamental policies will allow the Fund to change the policies without shareholder approval.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(K): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY RELATING TO INVESTING IN EQUITY SECURITIES

        The Fund currently is subject to a fundamental investment policy pertaining to investing in equity securities. The policy states that:

        "Under normal circumstances less than 10% of the value of the Fund's total assets will be invested in equity securities including common stocks, warrants or rights."

        This investment policy was initially adopted as a fundamental policy. However, the Fund is not required under the 1940 Act to have such a fundamental policy. Accordingly, to maximize the Fund's investment flexibility, it is proposed that the Fund's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Fund to change the policy without shareholder approval.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(L):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUND'S
FUNDAMENTAL INVESTMENT POLICY RELATING TO TEMPORARY INVESTMENTS

        The Fund currently has a fundamental investment policy pertaining to temporary investments. The policy states that:

        "Pending investment of the proceeds of its initial offering or in periods of unusual market conditions, when management of the Fund believes that investing for defensive purposes is appropriate, part or all the Fund's assets may be temporarily invested in cash and cash items including, but not limited to, short-term obligations, such as certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements, all in such proportions as management may determine. Any commercial paper purchased will be limited to investment grade issues, rated A-1 or A-2 by Standard & Poor's Corporation, Prime-1 or Prime-2 by Moody's Investors Service, Inc. or F-1 or F-2 by Fitch Investors Service."

        This investment policy was initially adopted as a fundamental policy. However, the Fund is not required under the 1940 Act to have such a fundamental policy. Accordingly, to maximize the Fund's investment flexibility, it is proposed that the Fund's existing fundamental policy be simplified, and replaced with a non-fundamental investment policy that provides:

        "The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, cash items and shorter-term, higher-quality debt securities and similar obligations."

        Establishing this policy as a non-fundamental policy will allow the Fund to change the policy without shareholder approval.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                PROPOSAL #3: ELIMINATION OF CERTAIN OF THE FUND'S

                         FUNDAMENTAL INVESTMENT POLICIES

        The Board has determined that certain of the Fund's current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investments in certain securities. As a consequence of those restrictions, the Fund adopted the investment policies described below and agreed that the policies would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Fund has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Fund by permitting the Fund to purchase a broader range of securities that are permitted investments and that are consistent with its investment objective and policies.

        The policies being removed are listed below. Each Proposal will be voted on separately, and the approval of each change by the Fund will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING" below.)

           PROPOSAL #3(A): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT

                       POLICY ON SELLING SECURITIES SHORT

        The Fund is not required to have a fundamental investment policy with respect to short sales of securities. The Fund's restrictions state:

        "The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time."

        To maximize the Fund's flexibility in this area, the Board believes that the Fund's restrictions on short sales of securities should be eliminated. These restrictions were imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of these fundamental restrictions, the Fund expects to continue not to engage in short sales of securities, except to the extent that the Fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to, or convertible into or exchangeable for, those sold short.

           Upon the approval by shareholders of Proposal #3(a), the existing fundamental restrictions prohibiting selling securities short for the Fund will be eliminated.



               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(B): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN OIL, GAS AND MINERALS

        The Fund is not required to have a fundamental restriction with respect to investments in oil, gas and minerals. To maximize the Fund's flexibility in this area, management of the Fund believes that the Fund's fundamental investment policy prohibiting oil, gas and mineral investments should be eliminated. These restrictions were imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental policy, the Fund does not expect to invest at this time in oil, gas or mineral exploration or development programs or leases.

        Upon the approval by shareholders of Proposal #3(b), the following fundamental policy on investments in oil, gas and minerals for the Fund will be eliminated:

        "The Fund will not purchase oil, gas or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

      PROPOSAL #3(C): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON

                     INVESTING IN SECURITIES OF NEW ISSUERS

        The Fund is not required to have a fundamental restriction with respect to investing in securities of companies that have been in operation for less than three years. This limitation was imposed by state laws and NSMIA preempts that requirement. To maximize the Fund's investment flexibility, the Fund's investment adviser believes that the Fund's policy on investments in such companies should be eliminated.

        Upon the approval of Proposal #3(c) by shareholders, the following fundamental investment policy of the Fund will be eliminated:

     "The Fund will not purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(D): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS

           There is no legal requirement that the Fund have a fundamental policy prohibiting investment in issuers whose securities are owned by officers and directors. This restriction was imposed by state laws and was preempted by NSMIA. Moreover, the Board of the Fund and its investment adviser do not believe that this policy provides any safeguards against conflicts of interest that are not already effectively covered under the Fund's Code of Ethics. Accordingly, the Board believes this restriction should be eliminated.

        Upon the approval by shareholders of Proposal #3(d), the following fundamental investment policy will be eliminated:

        "The Fund will not purchase or retain the securities of any issuer other than the securities of the Fund, if, to the Fund's knowledge, those officers and directors of the Fund, or of the Fund's investment adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(E): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

     The Fund's current policy prohibits the acquisition of the securities of an issuer for the purpose of exercising control over, or management of, any company. The policy states:

        "The Fund will not purchase securities of a company for the purpose of exercising control or management. The Fund, however, may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. From time to time the Fund, together with other investment companies advised by the Fund's Adviser (Adviser), or its affiliated companies, may together buy and hold substantial amounts of the voting stock of a company and all such stock may be voted together in regard to such Fund's affairs. In some such cases, the Fund and the other investment companies, advised by the Adviser or its affiliated companies holding such stock might collectively be considered to be in control of such company. In some cases, Directors, agents, employees, officers or other persons affiliated with or acting for or on behalf of the Fund, Adviser or affiliated companies, might possibly become directors of corporations in which the Fund holds stock."

        "Control" is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.

        When the Fund adopted this investment policy, it was required to be fundamental by certain state securities regulators. Since the enactment of NSMIA, those requirements no longer apply. Elimination of this policy would clarify the Fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. The Fund, however, does not currently intend to become involved in directing or administering the day-to-day operations of any company.

        Upon the approval by shareholders of Proposal #3(e), the Fund's fundamental investment policy on investing for control will be eliminated.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(F): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON DEALING IN PUTS AND CALLS

        There is no legal requirement that the Fund have this fundamental policy. This restriction was imposed by state laws and was preempted by NSMIA. To maximize the Fund's investment flexibility, the Board believes that the Fund's policy on dealing in puts and calls should be eliminated.

        Upon the approval by shareholders of Proposal #3(f), the following fundamental investment policy will be eliminated:

     "The Fund will not write, purchase or sell puts, calls or any combination thereof."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(G): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN FOREIGN SECURITIES

        There is no legal requirement that the Fund have this fundamental policy. This restriction was imposed by state laws and was preempted by NSMIA. To maximize the Fund's investment flexibility, the Board believes that the Fund's policy on investing in foreign securities should be eliminated.

        Upon the approval by shareholders of Proposal #3(g), the following fundamental investment policy will be eliminated:

        "The Fund will not invest more than 5% of the value of its total assets in foreign securities which are not publicly traded in the United States."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(H): TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON SHORT-TERM TRADING AND PORTFOLIO TURNOVER

        The Fund currently has a fundamental investment policy pertaining to short-term trading and portfolio turnover. The policy states that:

        "While the Fund does not intend to engage in substantial short-term trading, it may from time to time sell portfolio securities, without regard to the time they have been held: (i) to take advantage of short-term differentials in yields or in market value, (ii) to take advantage of new investment opportunities, (iii) because of changes in creditworthiness or (iv) in an attempt to preserve gains or limit losses. Similarly, efforts to minimize any perceived risk in an individual portfolio security may result in greater portfolio turnover than would otherwise be the case in a portfolio of high rated securities. The Fund will not attempt to achieve or be limited by a predetermined rate of portfolio turnover since turnover is incidental to transactions undertaken with a view to achieving the Fund's investment objective."

           This investment policy was initially adopted as a fundamental policy. However, the Fund is not required under the 1940 Act to have such a fundamental policy. Accordingly, to maximize the Fund's investment flexibility, the Fund's investment adviser believes that the investment policy should be eliminated. Upon the approval by shareholders of Proposal #3(h), this policy will be eliminated. The Fund's investment adviser intends to continue to operate the Fund by trading and disposing of portfolio securities as necessary to meet the Fund's investment objective.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

              PROPOSAL #4: TO APPROVE AN AMENDMENT TO THE COMPANY'S

           ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS

     TO LIQUIDATE ASSETS OF THE FUND OR A CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

        Mutual funds, such as the Fund, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Fund, these organizational documents are the Articles of Incorporation and the By-Laws. Since the adoption of the Articles of Incorporation in 1977, and the Articles of Restatement (collectively, the "Articles of Incorporation") by the Fund in 1993, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation so that they may respond quickly to changes in the market. Certain items in the Fund's current Articles of Incorporation prohibit the Fund from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting. Accordingly, the Directors have approved, and have authorized the submission to the shareholders of the Fund for their approval, an amendment to the Fund's Articles of Incorporation which is described below. If the amendment is approved by shareholders, and in light of other amendments that have been adopted to the Articles of Incorporation that do not require shareholder approval, it is contemplated that the Amended and Restated Articles of Incorporation will, following Board approval, be filed in Maryland following the Special Meeting.

         Shareholders are being asked to approve an amendment to the Fund's Amended and Restated Articles of Incorporation to permit the Directors, to the extent permissible under Maryland law from time to time, to sell and convert into money (i.e., liquidate) all of the assets of the Fund, or a class or series of the Fund, and then redeem all outstanding shares of any series or class of the Fund. Currently, a vote of shareholders is required to liquidate the Fund, or a class or series thereof. The Directors have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Fund's shareholders may not be served. By requiring the Directors to solicit a shareholder vote, by means of a proxy solicitation for a meeting of shareholders, the Articles of Incorporation as currently in effect greatly hinder the Directors' ability to effectively act on decisions about the continued viability of the Fund, or a series or class thereof. If it is determined that it is no longer advisable to continue the Fund, or a series or class thereof, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve for shareholders those assets that remain. Depending on the terms of Maryland corporate law, which may change from time to time, if this proposal is approved by shareholders, the Directors may be authorized to liquidate a class or series of the Fund by Board action without a further shareholder vote. The Directors have no present intention of liquidating the Fund or any class of the Fund.

        If approved by shareholders, the Amended and Restated Articles of Incorporation would provide substantially to the effect that:

        "To the extent permitted under Maryland law, without the vote of the shares of any class of stock of the Corporation then outstanding, the Corporation may, upon approval of a majority of the Board of Directors, sell and convert into money all the assets of any class or series of the Corporation. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Corporation, or any class or series thereof, the Directors shall distribute the remaining assets of the Corporation ratably among the holders of the outstanding shares of the Corporation, or any affected class or series thereof."

            In the event that the amendment to the Amended and Restated Articles of Incorporation to allow the Directors to liquidate the Fund, or any class thereof, as set forth above is not approved by the shareholders, the provisions of the Amended and Restated Articles of Incorporation shall remain as they are presently in the Articles of Restatement, and the Directors will consider what action, if any, should be taken.

         The approval of the proposed amendment will require the approval of a majority of the aggregate number of shares of the Fund entitled to be cast thereon as described in the Articles of Incorporation. (See "PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING" below.)

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE FUND

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

        Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under the Investment Company Act of 1940, the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals, except the election of Directors and the amendment of the Articles of Incorporation.

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

        In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals.

        For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

        If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

        As referred to in this Proxy Statement, the "Federated Fund Complex," "The Fund" or "Fund" includes the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Fund; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Fund; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Federated High Income Bond Fund, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Fund, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Fund; Regions Fund; RIGGS Fund; Tax-Free Instruments Trust; The Planters Fund; WesMark Fund; WCT Fund; and World Investment Series, Inc.

SHARE OWNERSHIP OF THE DIRECTORS

Officers and Directors of the Fund own less than 1% of the Fund's outstanding shares.

    At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:
Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL, on behalf of various customer accounts, owned approximately 10,835,056 Class A Shares (13.44%); Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL, on behalf of various customer accounts, owned approximately 7,920,268 Class B Shares (6.74%); and Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL, on behalf of various customer accounts, owned approximately 7,215,397 Class C Shares (29.85%).



DIRECTOR COMPENSATION

       NAME AND POSITION              AGGREGATE         TOTAL COMPENSATION PAID FROM FUND COMPLEX+
           WITH FUND                COMPENSATION

                                     FROM FUND1#
--------------------------------- --------------------- ---------------------------------------------

John F. Donahue*@                         $0               $0 for the Fund and 54 other
Chairman and Director                                      investment companies in the Fund Complex

Thomas G. Bigley                      $2,209.61            $113,860.22 for the Fund and 54 other
Director                                                   investment companies in the Fund Complex

John T. Conroy, Jr.                   $2,430.92            $125,264.48 for the Fund and 54 other
Director                                                   investment companies in the Fund Complex

William J. Copeland                  $2,506.54            $125,264.48 for the Fund and 54 other
Director                                                   investment companies in the Fund

                                                           Complex

John F. Cunningham**                    $539.32            $0 for the Fund and 26 other
Director                                                   investment companies in the Fund Complex

J. Christopher Donahue *                  $0               $0 for the Fund and 16 other
Director and                                               investment companies in the Fund Complex
Executive Vice President

Lawrence D. Ellis, M.D.*              $2,209.61            $113,860.22 for the Fund and 54 other
Director                                                   investment companies in the Fund
                                                           Complex

Peter E. Madden                       $2,263.64            $113,860.22 for the Fund and 54 other
Director                                                   investment companies in the Fund

                                                           Complex

Charles F. Mansfield, Jr.**             $539.32            $0 for the Fund and 26 other
Director                                                   investment companies in the Fund Complex

John  E.  Murray,   Jr.,   J.D.,      $2,263.64            $113,860.22 for the Fund and 54 other
S.J.D. @                                                   investment companies in the Fund
Director                                                   Complex

Marjorie P. Smuts                     $2,209.61            $113,860.22 for the Fund and 54 other
Director                                                   investment companies in the Fund
                                                           Complex

John S. Walsh**                         $539.32            $0 for the Fund and 23 other
Director                                                   investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended March 31, 1999.

     # The aggregate compensation is provided for the Fund, which is comprised of one portfolio.

+ The information is provided for the last calendar year.

     *This Director is deemed to be an "interested person" as defined in the 1940 Act.

    @ Member of the Executive Committee.

     ** Messrs. Cunningham, Mansfield and Walsh became Directors of the Fund on January 1, 1999. They did not receive any fees from the Fund Complex as of the last calendar year.

         If the Nominees are elected by shareholders at the Special Meeting, it is anticipated that Mr. Copeland will resign as a Director.

        During the fiscal year ended March 31, 1999, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Fund. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

        The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Fund has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

        Messrs. Conroy, Madden and Murray serve on the Audit Committee. These Directors are not interested Directors of the Fund. During the fiscal year ended March 31, 1999, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS AND INCUMBENT DIRECTORS OF THE FUND

        The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birth dates of the executive officers of the Fund, as well as the incumbent Directors of the Fund who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

JOHN F. DONAHUE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: July 28, 1924

Chairman and Director

Date Became an Officer and a Director:  October 10, 1986 and October 18, 1977

    Chief Executive Officer and Director or Trustee of the Federated Funds Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling, and Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.

     Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Nominee for Trustee of the Trust.

JOHN T. CONROY, JR.
Wood/IPC Commercial Dept.

John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North

Naples, FL

Birth date: June 23, 1937

Director

Date Became a Director:  August 21, 1991

     Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development

Corporation.

WILLIAM J. COPELAND

One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birth date: July 4, 1918

Director

Date Became a Director:  February 24, 1984

         Director or Trustee of the Federated Fund Complex; Director and Member of the Executive Committee, Michael Baker, Corp. (engineering, construction, operations and technical services); Chairman, Pittsburgh Foundation; Director, Forbes Fund (philanthropy); formerly: Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc. Previous Positions: Director, United Refinery; Director, Forbes Fund; Chairman, Pittsburgh Foundation; Chairman, Pittsburgh Civic Light Opera; Chairman, Health Systems Agency of Allegheny County; Vice President, United Way of Allegheny County; President, St. Clair Hospital; Director, Allegheny Hospital.

LAWRENCE D. ELLIS, M.D.

3471 Fifth Avenue
Suite 1111
Pittsburgh, PA

Birth date: October 11, 1932

Director

Date Became a Director:  August 26, 1987

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

PETER E. MADDEN

One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birth date: March 16, 1942

Director

Date Became a Director:  August 21, 1991

     Director   or   Trustee   of  the   Federated   Fund   Complex;   formerly:
Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions:
Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.



JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birth date:  December 20, 1932

Director

     Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: Dean and Professor of Law, University of Pittsburgh; Dean and Professor of Law,

Villanova University School of Law.

MARJORIE P. SMUTS

4905 Bayard Street
Pittsburgh, PA

Birth date: June 21, 1935

Director

Date Became a Director:  February 24, 1984

        Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning. Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner.


RICHARD B. FISHER

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: May 17, 1923

President

Date Became an Officer:  October 10, 1986

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

J. CHRISTOPHER DONAHUE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: April 11, 1949

Director and Executive Vice President

Date Became a Director and an Officer:  July 15, 1987 and June 1, 1995

   President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company; President and Trustee, Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.


EDWARD C. GONZALES

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: October 22, 1930

Executive Vice President

Date Became an Officer:  June 1, 1995

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

JOHN W. MCGONIGLE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: October 26, 1938

Executive Vice President and Secretary

Date Became an Officer:  October 18, 1977

    Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Director, Federated Global Investment Management Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

RICHARD J. THOMAS

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: June 17, 1954

Treasurer

Date Became an Officer:  November 19, 1998

     Treasurer of the Federated Fund Complex; Vice President - Fund Financial Services Division, Federated Investors, Inc.; formerly: various management positions within Fund Financial Services Division of Federated Investors, Inc.

J. THOMAS MADDEN

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  October 22, 1945

Chief Investment Officer

Date Became an Officer:  November 19, 1998

Chief Investment Officer of the Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Investment Management Company and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Research Corp., Federated Investment Management Company and Passport Research, Ltd.

MARK E. DURBIANO

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  September 21, 1959

Vice President

Date Became an Officer:  November 19, 1998

Senior Vice President, Federated Investment Management Company; formerly, Vice President, Federated Investment Management Company.

               None of the Officers of the Fund received salaries from the Fund during the fiscal year ended March 31, 1999.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated High Income Bond Fund, Inc., Federated Investors Fund, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary

September 24, 1999

                      FEDERATED HIGH INCOME BOND FUND, INC.

INVESTMENT ADVISER

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated High Income Bond Fund, Inc. (the "Fund") hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED HIGH INCOME BOND FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE FUND

                             FOR                   [   ]



PROPOSAL 1  TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
            JOHN F. CUNNINGHAM, CHARLES F. MANSFIELD, JR.,
            JOHN E. MURRAY, JR. AND JOHN S. WALSH AS DIRECTORS OF THE FUND

                          FOR            [   ]

                             AGAINST        [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

               APPROVAL OF ALL PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

               To vote against the proposed changes to one or more of the specific fundamental investment policies, but to approve all others, indicate the number(s) (as set forth in the Proxy Statement) of the investment policy(ies) you do not want to change on the line below. Please see the Notice of the Proxy Statement for the Proposal topics.

PROPOSAL 3 TO ELIMINATE CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

               APPROVAL OF THE EIGHT PROPOSED ELIMINATIONS OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

               To vote against the proposed elimination of one or more of the specific fundamental investment policies, but to approve the elimination of the others, indicate the number(s) (as set forth in the Proxy Statement) of the investment policy(ies) you do not want to eliminate on the line below. Please see the Notice of the Proxy Statement for the Proposal topics.

PROPOSAL 4: TO APPROVE AN AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF THE FUND OR A CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                  YOUR VOTE IS IMPORTANT
                                                  Please complete, sign
                                                  and return this card
                                                  as soon as possible.

                                                  Dated

                                                  Signature

                                                  Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.